Exhibit 99.1

SIGNET JEWELERS ANNOUNCES EXECUTIVE APPOINTMENTS

New appointments underscore commitment to drive Path to Brilliance transformation plan

Mary Elizabeth Finn appointed Chief People Officer and Stephen E. Lovejoy appointed Chief Supply Chain Officer

HAMILTON, Bermuda—(BUSINESS WIRE)— Signet Jewelers Limited (the “Company”) (NYSE: SIG), the world’s largest retailer of diamond jewelry, announced today two executive appointments rounding out a Leadership Team aligned to drive the Company’s transformation under its Path to Brilliance plan. Mary Elizabeth Finn has been named Chief People Officer and Stephen E. Lovejoy has been named Chief Supply Chain Officer, effective immediately. Finn and Lovejoy will report directly to the Chief Executive Officer, Virginia C. Drosos.

“Mary Liz and Steve are joining Signet at a very exciting time as we embark on our Path to Brilliance, and each will play a critical role in building our Culture of Agility and Efficiency. Mary Liz will help us continue to foster diversity and inclusion, and to lead training and development for all Team Members, while Steve will leverage his retail expertise to drive greater efficiencies across our supply chain,” said Drosos. “Their additions, along with our recent C-suite appointments, underscore the commitment and focus we are bringing to our transformation agenda. I am confident that we have a lean and highly accountable team in place with the diversity of experience, knowledge, and expertise to transform Signet into a share-gaining, OmniChannel category leader.”

Finn was previously the Chief Human Resources Officer at Nielsen, a $6.2 billion international company where she oversaw 44,000 employees across 100 countries. Prior to Nielsen, she held several senior-level human resources roles with General Electric. She has significant experience empowering employees during business transformation, providing effective training and development opportunities, and building diverse and successful teams throughout her career.

Lovejoy joins Signet from Glanbia PLC, a $2.8 billion nutritional foods company where he oversaw 12 manufacturing sites and 30 distribution centers around the world. Before this, he served as SVP of Global Supply Chain for Starbucks, where he used his deep understanding of retail supply chains to drive both quality and efficiency. His responsibilities will include oversight of all distribution and logistics, indirect sourcing and procurement, supply chain management, and manufacturing and operations, including repair centers and custom capability. Lovejoy will also support Signet’s industry-leading responsible sourcing initiatives.

Finn and Lovejoy join a Signet Leadership Team that has been reorganized in recent months to more effectively drive the Company’s strategic priorities of Customer First, OmniChannel, and a Culture of Agility and Efficiency. Reporting to Drosos, who joined Signet as CEO in August 2017, the Team includes:

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Lynn Dennison, who joined Signet in January 2011 and was named Chief Legal & Transformation Officer in February 2018 after serving most recently as Signet’s Chief Legal, Risk & Corporate Affairs Officer, now directly oversees Signet’s Path to Brilliance transformation plan, driving disruptive innovation across the Company with a focus on Strategy, Culture, and Operational Excellence;

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Howard Melnick, Chief Information Officer, who joined Signet on a full-time basis in February 2018 after serving as CIO of The Ralph Lauren Corporation, supports Signet’s growing eCommerce platforms and enhances its IT infrastructure;

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Carol Schumacher, Chief Communications Officer, who joined Signet in January 2018 after holding leadership positions at Intercontinental Exchange and Walmart, runs the Company’s fully-integrated corporate communications function;

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Oded Edelman, Chief Digital Innovation Advisor, who joined the Company in September 2017 with its acquisition of R2Net, oversees James Allen, the integration of R2Net’s leading digital capabilities across Signet’s OmniChannel platforms, and the development of new disruptive technological innovations;

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Seb Hobbs, who joined the Company in 2011, and was named President and Chief Customer Officer in January 2017, leads the Company’s eCommerce, store operations, merchandising, and marketing functions, and is focused on delivering memorable Customer First experiences and seamless OmniChannel journeys for Signet’s in-store and online platforms; and

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Michele Santana, Chief Financial Officer, who joined the Company in 2010, leads Signet’s financial strategy and planning, including tax, treasury, accounting, credit operations, and investor relations.

About Signet and Safe Harbor

Signet Jewelers Limited is the world's largest retailer of diamond jewelry. Signet operates over 3,500 stores primarily under the name brands of Kay Jewelers, Zales, Jared The Galleria Of Jewelry, H.Samuel, Ernest Jones, Peoples, Piercing Pagoda, and James Allen. Further information on Signet is available at www.signetjewelers.com. See also www.kay.com, www.zales.com, www.jared.com, www.hsamuel.co.uk, www.ernestjones.co.uk, www.peoplesjewellers.com, www.pagoda.com, and www.jamesallen.com.

This release contains statements which are forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These statements, based upon management’s beliefs and expectations as well as on assumptions made by and data currently available to management, appear in a number of places throughout this document and include statements regarding, among other things, Signet’s results of operation, financial condition, liquidity, prospects, growth, strategies and the industry in which Signet operates. The use of the words “expects,” “intends,” “anticipates,” “estimates,” “predicts,” “believes,” “should,” “potential,” “may,” “forecast,” “objective,” “plan,” or “target,” and other similar expressions are intended to identify forward-looking statements. These forward-looking statements are not guarantees of future performance and are subject to a number of risks and uncertainties, including but not limited to, our ability to implement Signet's transformation initiative, the effect of federal tax reform and adjustments relating to such impact on the completion of our quarterly and year-end financial statements, changes in interpretation or assumptions, and/or updated regulatory guidance regarding the U.S. tax reform, the benefits and outsourcing of the credit portfolio sale including technology disruptions, future financial results and operating results, the timing and expected completion of the second phase of the credit outsourcing, the impact of weather-related incidents on Signet’s business, the benefits and integration of R2Net, general economic conditions, potential regulatory changes or other developments following the United Kingdom’s announced intention to negotiate a formal exit from the European Union, a decline in consumer spending, the merchandising, pricing and inventory policies followed by Signet, the reputation of Signet and its brands, the level of competition in the jewelry sector, the cost and availability of diamonds, gold and other precious metals, regulations relating to customer credit, seasonality of Signet’s business, financial market risks, deterioration in customers’ financial condition, exchange rate fluctuations, changes in Signet’s credit rating, changes in consumer attitudes regarding jewelry, management of social, ethical and environmental risks, the development and maintenance of Signet’s omni-channel retailing, security breaches and other disruptions to Signet’s information technology infrastructure and databases, inadequacy in and disruptions to internal controls and systems, changes in assumptions used in making accounting estimates relating to items such as extended service plans and pensions, risks related to Signet being a Bermuda corporation, the impact of the acquisition of Zale Corporation on relationships, including with employees, suppliers, customers and competitors, an adverse decision in legal or regulatory proceedings, deterioration in the performance of individual businesses or of the Company's market value relative to its book value, resulting in impairments of fixed assets or intangible assets or other adverse financial consequences, including tax consequences related thereto, especially in view of the Company’s recent market valuation and our ability to successfully integrate Zale Corporation’s operations and to realize synergies from the transaction.

For a discussion of these and other risks and uncertainties which could cause actual results to differ materially from those expressed in any forward-looking statement, see the "Risk Factors" section of Signet's Fiscal 2018 Annual Report on Form 10-K filed with the SEC on April 2, 2018 and quarterly reports on Form 10-Q filed with the SEC. Signet undertakes no obligation to update or revise any forward-looking statements to reflect subsequent events or circumstances, except as required by law.

Investors:
Randi Abada
SVP Corporate Finance Strategy & Investor Relations
+1 330 668 3489
randi.abada@signetjewelers.com

Media:
David Bouffard
VP Corporate Affairs
+1 330 668 5369
david.bouffard@signetjewelers.com